PREPAYMENT AND OTHER CURRENT ASSETS - Schedule of Prepayment and Other Current Assets (Details) - USD ($)		Jun. 30, 2025	Dec. 31, 2024
Current:
Deposits & Prepayment		$ 2,872,722	$ 2,204,812
Other receivables		1,048,631	704,100
Prepayment for fundraising	[1]	1,000,000	1,000,000
Total current prepayment and other assets		4,921,353	3,908,912
Non-current:
Deposit others		115,417	260,543
Prepayment		401,474	114,317
Total non-current prepayment and other assets		516,891	374,860
Total prepayment and other assets		$ 5,428,244	$ 4,283,772

[1]	The balance of prepayment for fundraising represents a prepaid deposit of $1 million to a consulting firm for financing. The consulting firm will provide professional consulting services and related resources for fund raising.